                       SUPPLEMENT DATED DECEMBER 20, 2002
                              TO THE PROSPECTUS OF

                          CANADA LIFE'S PRESTIGE SERIES
                     VARIABLE UNIVERSAL LIFE ADVISOR POLICY
                                Dated May 1, 2002

                                 Issued Through
                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1
                                       by
                    CANADA LIFE INSURANCE COMPANY OF AMERICA

        On December 23, 2002 or as soon as practicable, the Berger IPT - Small Company Growth Fund ("Growth Fund"), an investment option under Canada Life's Prestige Series Variable Universal Life Advisor Policy (the "Policy"), will be closed to new monies.

        On December 23, 2002 or as soon as practicable, the Sub-account investing in the Growth Fund will no longer accept new premiums or transfers from other subaccounts or the fixed account, including dollar cost averaging transfers and automatic portfolio rebalancing. Monies already allocated to the Growth Fund Sub-account will remain in that Subaccount until Canada Life receives contrary instructions from you.

        In addition, the Growth Fund will be deleted, wherever listed, from any instructions you have given us regarding your premium allocation, dollar cost averaging, automatic account rebalancing, or systematic withdrawals, and we will reassign the percentages previously assigned to the Growth Fund on a pro-rata basis among the remaining portfolios listed in your instructions. If you want us to treat your account differently, please call the Administrative Office at 1-800-232-1335.

        Canada Life has learned that the date of liquidation of the Growth Fund will be on or about March 31, 2003.

        On the date of the liquidation, Canada Life will allocate the monies it will receive upon the liquidation of the Growth Fund to the Subaccount that invests in the Fidelity VIP Money Market Portfolio ("Money Market Portfolio"). To the extent required by law, approvals of this automatic investment are being obtained from state and federal regulators in the applicable jurisdictions.

        The investment objective and policies of the Money Market Portfolio are summarized below. Policy owners and prospective purchasers should carefully read the Money Market Portfolio's prospectus that accompanied the prospectus for the Policy. For additional copies of the Money Market Portfolio's prospectus, please contact the Administrative Office.

        The Money Market Portfolio seeks to obtain a high level of current income as is consistent with the preservation of capital and liquidity.

        The following fees were associated with the Money Market Portfolio and Growth Fund for the year 2001:


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                                                      Other Expenses
                                                      (after expense      Total Annual Portfolio
                           Management    12(b)-1     reimbursement, if   Expenses (after expense
     Portfolio Name           Fees         Fees            any)           reimbursement, if any)
--------------------------------------------------------------------------------------------------
Fidelity VIP Money             0.18%        NA            0.10%                   0.28%
Market Portfolio

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Berger IPT - Small
Company Growth Fund            0.85%        NA            0.13%                   0.98%

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        From the date of this Supplement to the date of the liquidation, each Policy owner is permitted to make one transfer of all amounts under the Policy invested in the Growth Fund to one, or several, of the other portfolios available in your Policy. No transfer fee will be charged and this transfer will not count as a "free" transfer as defined in your Policy. Also, Canada Life will not exercise any rights reserved under your Policy to impose additional restrictions on transfers until at least 30 days after the liquidation occurs. Attached to this Supplement is a Transfer Request Form. You will be sent a confirmation statement of any voluntary transfer.

        If you have not transferred out of the Growth Fund by the date of its liquidation, any monies Canada Life receives upon the liquidation of the Growth Fund will be automatically invested, by Canada Life, in the Subaccount that invests in the Money Market Portfolio.

        After the liquidation, if you had not voluntarily transferred out of the Growth Fund, you will be sent a written confirmation statement and notice informing you of any reinvestment that had been carried out. You will have 30 days from the date of the liquidation to transfer all monies that were automatically invested in the Money Market Portfolio, into one, or several, of the other portfolios without that transfer counting as a "free" transfer as defined in your Policy. Also, during those 30 days, Canada Life will not exercise any rights reserved under your Policy to impose additional transfer restrictions.


Please use this supplement with the May 1, 2002 Prospectus. Additional copies of the Variable Universal Life Advisor Policy's prospectus are available from Canada Life. Read this supplement and your prospectus carefully and keep both documents together for future reference.




Dated December 20, 2002